SCHWAB STRATEGIC TRUST

(the Trust)

Schwab U.S. TIPS ETF

Supplement dated March 1, 2017 to the

Summary Prospectus dated March 1, 2017

(the Fund)

This supplement provides new and additional information beyond that contained in the

Summary Prospectus and should be read in conjunction with the Summary Prospectus.

At a meeting held on February 28, 2017, the Board of Trustees of the Trust approved a change to the Fund’s investment objective, which is non-fundamental. The change, which is summarized below, will be effective on April 29, 2017, and a new Statutory Prospectus, Summary Prospectus, and Statement of Additional Information (SAI) incorporating the changes will be available at that time.

Accordingly, the following changes to the Prospectus, Summary Prospectus and SAI are effective April 29, 2017:

1.	Schwab U.S. TIPS ETF

The Fund’s investment objective on Pages 1 and 15 of the Prospectus, Page 1 of the Summary Prospectus and Page 1 of the SAI will be deleted and replaced in its entirety with the following: “The fund’s goal is to track as closely as possible, before fees and expenses, the total return of the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L).”

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

REG96149-00 (3/17)

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